UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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CARRIZO OIL & GAS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 27, 2006

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. (the “Company”) to be held at 9:00 a.m. on Tuesday, May 23, 2006, at the Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas.

This booklet includes the notice of the meeting and the proxy statement, which contains information about the Board and its committees and personal information about the nominees for the Board. Other matters on which action is expected to be taken during the meeting are also described.

We hope you will find it convenient to attend in person. Whether or not you expect to attend, to assure representation at the meeting and the presence of a quorum, please date, sign and promptly mail the enclosed proxy in the return envelope provided.

A copy of the Company’s 2005 Annual Report to Shareholders is also enclosed.

SINCERELY,

/s/ S.P. JOHNSON IV
S.P. JOHNSON IV
Chief Executive Officer

CARRIZO OIL & GAS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held MAY 23, 2006

To the Shareholders of
Carrizo Oil & Gas, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. (the “Company”) will be held at Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas, on Tuesday, May 23, 2006, at 9:00 a.m. for the following purposes:

(1) to elect seven members to the Board of Directors for the ensuing year;

(2) to approve an amendment to the Incentive Plan to increase by 450,000 shares the number of shares of common stock available for issuance under the Incentive Plan and the approval of the performance goals set forth in the Incentive Plan in order to allow certain grants and awards made to our executive officers to qualify as performance-based compensation deductible under Section 162(m) of the Internal Revenue Code;

(3) to approve the appointment of Pannell Kerr Forster of Texas, P.C. as independent registered public accounting firm for the fiscal year ending December 31, 2006; and

(4) to transact such other business as may properly come before the meeting.

The Company has fixed the close of business on April 25, 2006, as the record date for determining shareholders entitled to notice of, and to vote at, such meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, you are requested to mark, sign, date and return the accompanying proxy as soon as possible.

By Order of the Board of Directors

-s- PAUL F. BOLING
PAUL F. BOLING
Secretary

April 27, 2006
1000 Louisiana Street, Suite 1500
Houston, TX 77002

CARRIZO OIL & GAS, INC.
1000 Louisiana Street, Suite 1500
Houston, Texas 77002

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), to be voted at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas on Tuesday, May 23, 2006, at 9:00 a.m., and any and all adjournments thereof.

This statement and the accompanying form of proxy are first being mailed to shareholders on or about May 2, 2006. In addition to the solicitation of proxies by mail, regular officers and employees of the Company may, without additional compensation, solicit the return of proxies by mail, telephone, telegram or personal contact. The Company will pay the cost of soliciting proxies in the accompanying form. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock.

Voting Procedures

Shareholders of record as of April 25, 2006, the record date for determining persons entitled to notice of, and to vote at, the Annual Meeting, are entitled to vote on all matters at the Annual Meeting and at any adjournments thereof. On that date, the issued and outstanding capital stock of the Company consisted of 24,396,463 shares of common stock, par value $0.01 per share (the “Common Stock”). No other class of stock is outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to a vote of shareholders. Cumulative voting is not allowed. The holders of a majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, constitute a quorum for the transaction of business at the Annual Meeting.

All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy. As to any matter for which no choice has been specified in the proxy, the shares represented thereby will be voted by the persons named in the proxy, to the extent applicable, (1) for the election as a director of each nominee listed herein; (2) for the approval of an amendment to the Incentive Plan increasing by 450,000 shares the number of shares of Common Stock available for issuance under the Incentive Plan; (3) for the appointment of Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and (4) in the discretion of the persons named in the proxy in connection with any other business that may properly come before the meeting. A shareholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering written notice to the Secretary of the Company or by delivering a properly executed proxy bearing a later date. A shareholder who attends the Annual Meeting may, if he or she wishes, vote by ballot at the Annual Meeting and that vote will cancel any proxy previously given. Attendance at the Annual Meeting will not in itself, however, constitute the revocation of a proxy.

Proxies indicating shareholder abstentions will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will not be voted on any matter and therefore will have the same effect as a vote against a matter, except in the case of director elections, which are determined by a plurality of votes cast, as to which those abstentions will have no effect. Shares represented by “broker nonvotes” (i.e., shares held by brokers or nominees for which instructions have not been received from the beneficial owners or persons entitled to vote and for which the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will not be voted on any matter, and thus will be disregarded in the calculation of “votes cast” with respect to that matter (even though those shares may be considered as entitled to vote or be voted on other matters). Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed as election inspectors for the Annual Meeting.

Security Ownership of Management and Certain Beneficial Owners

The table below sets forth information concerning (i) the only persons known by the Company, based solely on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to own beneficially in excess of 5% of the Common Stock as of December 31, 2005, and (ii) the shares of Common Stock beneficially owned as of March 31, 2006 by each director, the Chief Executive Officer, the four other executive officers and one former executive officer whose names appear in the “Summary Compensation Table,” and by all executive officers and directors collectively. Except as indicated, each individual has sole voting power and sole investment power over all shares listed opposite his name. As of March 31, 2006, the Company had 24,391,963 shares of Common Stock issued and outstanding.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percent of Common Stock (rounded)
Directors and Executive Officers:
S. P. Johnson IV	767,079	3.1%
Jack Bayless	15,000	*
Paul F. Boling	62,710	*
Gregory E. Evans	33,167	*
J. Bradley Fisher	70,850	*
Kendall A. Trahan(3)	-	-
Steven A. Webster	2,625,938	10.6%
Thomas L. Carter, Jr.	5,458	*
Paul B. Loyd, Jr.	219,990	*
F. Gardner Parker	96,667	*
Roger A. Ramsey	16,333	*
Frank A. Wojtek	251,833	1.0%
Executive Officers and Directors as a Group (11 persons)	4,165,025	16.6%
Advisory Research, Inc.(4).	2,175,858	8.9%
Oberweis Asset Management, Inc.(5)	1,236,131	5.1%

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* Less than 1%.

(1) Except as otherwise noted and pursuant to applicable community property laws, each shareholder has sole voting and investment power with respect to the shares beneficially owned. The business address of each director and executive officer is c/o Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002.

(2) The table includes shares of Common Stock that can be acquired through the exercise of options within 60 days of March 31, 2006 as follows: Mr. Johnson — 225,556, Mr. Bayless — none, Mr. Boling — 30,000, Mr. Evans — 6,667, Mr. Fisher — 30,000, Mr. Trahan — none, Mr. Webster — 276,945, Mr. Carter — 3,333, Mr. Loyd — 26,500, Mr. Parker — 51,667, Mr. Ramsey — 7,833, Mr. Wojtek — 833, and all executive officers and directors as a group — 659,334. The percent of the class owned by each person has been computed assuming the exercise of all options deemed to be beneficially owned by that person, and assuming that no options held by any other person have been exercised. The table excludes shares of Common Stock subject to options that cannot be exercised within 60 days of March 31, 2006 as follows: Mr. Johnson — 11,112, Mr. Bayless — none, Mr. Boling — 15,000, Mr. Evans — 13,333, Mr. Fisher — none, Mr. Trahan — none, Mr. Webster — 8,889, Mr. Carter — 6,667, Mr. Loyd — 3,000, Mr. Parker — 3,333, Mr. Ramsey — 5,667, Mr. Wojtek — 1,667, and all officers and directors as a group — 68,668.

(3) Mr. Trahan left the Company in July 2005.

(4) Based solely on an amendment to Schedule 13G filed on February 15, 2006, Advisory Research, Inc., an investment advisor, reports sole dispositive and voting power over these shares. The address of the principal business office of Advisory Research, Inc. is 180 North Stetson Street, Suite 5500, Chicago, Illinois 60601.

(5) Based solely on a Schedule 13G filed on February 14, 2006, Oberweis Asset Management, Inc., an investment adviser, and James D. Oberweis and James W. Oberweis, the principal stockholders of Oberweis Asset Management, Inc., report shared voting and dispositive power over 1,236,131 shares. The address of their principal business office is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

PROPOSAL I

ELECTION OF DIRECTORS

The persons designated as proxies in the enclosed proxy card intend, unless the proxy is marked with contrary instructions, to vote for the following nominees as directors to serve until the 2007 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until their resignation or removal: Mr. S.P. Johnson IV, Mr. Steven A. Webster, Mr. Thomas L.

Carter, Jr., Mr. Paul B. Loyd, Jr., Mr. F. Gardner Parker, Mr. Roger A. Ramsey and Mr. Frank A. Wojtek. The Board of Directors has no reason to believe that any nominee for election as a director will not be a candidate or will be unable to serve, but if for any reason one or more of these nominees is unavailable as a candidate or unable to serve when election occurs, the persons designated as proxies in the enclosed proxy card, in the absence of contrary instructions, will in their discretion vote the proxies for the election of any of the other nominees or for a substitute nominee or nominees, if any, selected by the Board of Directors. The affirmative vote of a plurality of the votes cast by holders entitled to vote in the election of directors at the Annual Meeting is required for the election of each nominee for director.

Nominees

The following sets forth information concerning the seven nominees for election as directors at the Annual Meeting, including information as to each nominee’s age as of April 1, 2006, position with the Company and business experience during the past five years. All nominees are currently serving as directors and are standing for re-election.

S.P. Johnson IV, age 50, has served as our President and Chief Executive Officer and a director since December 1993. Prior to that, he worked for Shell Oil Company for 15 years. His managerial positions included Operations Superintendent, Manager of Planning and Finance and Manager of Development Engineering. Mr. Johnson is also a director of Basic Energy Services, Inc. (a well servicing contractor). Mr. Johnson is a Registered Petroleum Engineer and has a B.S. in Mechanical Engineering from the University of Colorado.

Steven A. Webster, age 54, has been the Chairman of our Board of Directors since June 1997 and has been a director since 1993. Mr. Webster has served as Co-Managing Partner of Avista Capital Holdings, L.P., a private equity firm focused on investments in the energy, media and healthcare sectors, since July 2005. From January 2000 until June 2005, Mr. Webster served as the Chairman of Global Energy Partners, Ltd., an affiliate of CSFB Private Equity, which made private equity investments in the energy business. From December 1997 to May 1999, Mr. Webster was the Chief Executive Officer and President of R&B Falcon Corporation, an offshore drilling contractor, and prior to that, was Chairman and Chief Executive Officer of Falcon Drilling Company, which he founded in 1988. Mr. Webster is also a director of Grey Wolf, Inc. (an onshore drilling company), SEACOR Holdings, Inc. (a marine transportation and service provider), Geokinetics, Inc. (a seismic acquisition and geophysical services company), Crown Resources Corporation (a precious metals exploration company), Goodrich Petroleum Corporation (an oil and gas exploration company), Basic Energy Services, Inc. (a well servicing company), Brigham Exploration Company (an oil and gas exploration company) and Hercules Offshore, Inc. (a offshore drilling contractor), as well as various private companies. He is also a trust manager of Camden Property Trust (a real estate investment trust). Mr. Webster holds an M.B.A. degree from Harvard Business School and a Bachelor of Science in Industrial Management degree from Purdue University.

Thomas L. Carter, Jr., age 54, became a director in March 2005. He has been President and Chief Executive Officer of Black Stone Minerals Company, L.P., a privately-owned Delaware limited partnership located in Houston, Texas, since its formation in 1998. Mr. Carter has also served as Managing General Partner of Black Stone Energy Company from 1980 to the present. Prior to the formation of Black Stone, Mr. Carter served as Managing General Partner of W.T. Carter & Bros. from 1987 through 1992. From 1975 to 1979, Mr. Carter was with Texas Commerce Bank in Houston, Texas. Mr. Carter holds an M.B.A. and B.B.A. from the University of Texas at Austin.

Paul B. Loyd, Jr., age 59, has been a director since 1993. Mr. Loyd was Chairman of the Board and Chief Executive Officer of Reading & Bates Corporation from 1991 to 1997 and from 1999 to 2001 until its merger with Transocean Inc. Mr. Loyd has been the principal of Loyd & Associates, Inc., a private financial consulting firm, since 1989. Mr. Loyd was Chief Executive Officer and a director of Chiles-Alexander International, Inc. from 1987 to 1989, President and a director of Griffin-Alexander Drilling Company, from 1984 to 1987, and prior to that, a director and Chief Financial Officer of Houston Offshore International, all of which are companies in the offshore drilling industry. Mr. Loyd is currently a director of Frontier Oil Corporation (a refining and marketing company) and is a member of the Board of Trustees of Southern Methodist University. Mr. Loyd served as President of our company from its inception in September 1993 until December 1993. Mr. Loyd holds an undergraduate degree from Southern Methodist University and an M.B.A. degree from Harvard Business School.

F. Gardner Parker, age 64, has been a director since 2000. He has been Managing Outside Trust Manager with Camden Property Trust since 1998. He also serves on the boards of Crown Resources Corporation, Sharps Compliance Corp. (a waste management services provider), Blue Dolphin Energy Company (a pipeline operations and oil and gas exploration and production holding company) and Hercules Offshore, Inc. (an offshore drilling contractor). In addition, he serves on the board of directors of the following private companies: Gillman Automobile Dealerships, Net Near U Communications, MCS Technologies, Camp Longhorn, Inc., nii communications, inc., Sherwood Healthcare Inc., and Arena Power. Mr. Parker also worked with Ernst & Ernst (now Ernst & Young LLP) for 14 years, seven of which he served as a partner. He is a graduate of The University of Texas.

Roger A. Ramsey, age 67, has been a director since 2004. He is the Chairman and Chief Executive Officer of Med Shred, Inc., a privately held corporation. He served as Chairman of the Board of Allied Waste Industries, Inc. from October 1989 through his retirement in December 1998, and Chief Executive Officer of that company from October 1989 through July 1997. Beginning in 1960, Mr. Ramsey was employed by the international accounting firm of Arthur Andersen LLP. In 1968, Mr. Ramsey co-founded Browning-Ferris Industries, Inc. (“BFI”) and served as its Vice President and Chief Financial Officer until 1976. Mr. Ramsey is a director of WCA Waste Corporation (a waste management company). Mr. Ramsey is also a member of the Board of Trustees at Texas Christian University and Chairman of the Board of Vericenter, Inc.

Frank A. Wojtek, age 50, has been a director since 1993. He has been Vice President, Secretary and Director of A-Texian Compressor, Inc. (a natural gas compression services company) since July 2004. Mr. Wojtek served as our Chief Financial Officer, Vice President, Secretary and Treasurer from 1993 until August 2003. From 1992 to 1997, Mr. Wojtek was the Assistant to the Chairman of the Board of Reading & Bates Corporation (an offshore drilling company). Mr. Wojtek has also held the positions of Vice President and Secretary/Treasurer of Loyd & Associates, Inc., a private financial consulting firm, since 1989. Mr. Wojtek held the positions of Vice President and Chief Financial Officer of Griffin-Alexander Drilling Company from 1984 to 1987, Treasurer of Chiles-Alexander International Inc. from 1987 to 1989, and Vice President and Chief Financial Officer of India Offshore Inc. from 1989 to 1992, all of which were companies in the offshore drilling industry. Mr. Wojtek is a Certified Public Accountant and holds a B.B.A. in Accounting with Honors from The University of Texas.

Director Independence

The Board has determined that Messrs. Carter, Loyd, Parker and Ramsey are “independent directors” within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market.

Committees of the Board of Directors

The Board of Directors held four meetings during the fiscal year ended December 31, 2005, and transacted business on 14 occasions during the fiscal year by unanimous written consent.

During 2005, each director attended at least 75% of the aggregate of the total number of Board of Directors’ meetings and of meetings of committees of the Board of Directors on which he served held during his service on the Board of Directors. The Board of Directors has a Nominating Committee, an Audit Committee, a Compensation Committee and a Budget Committee.

The Board of Directors has a Nominating Committee, which currently consists of Messrs. Webster (chairman), Loyd and Carter. The primary responsibilities of the Nominating Committee include identifying, evaluating and recommending, for the approval of the entire Board of Directors, potential candidates to become members of the Board of Directors and recommending membership on standing committees of the Board of Directors. The Nominating Committee held one meeting during 2005. A copy of the Nominating Committee Charter may be found on the Company’s website at www.carrizo.cc. The Board of Directors has determined that Messrs. Loyd and Carter are independent for purposes of Nasdaq Marketplace Rule 4200(a)(15). Mr. Webster’s service on the Nominating Committee is pursuant to an exception provided under the Nasdaq rules, which will permit him to serve on the committee until March 5, 2007. Under the Nasdaq rules, a non-independent member of the Board of Directors may serve up to two years as a member of a nominating committee under exceptional and limited circumstances where such individual’s membership is required by the best interests of the Company and its shareholders. The Board of Directors believes these criteria are met with respect to Mr. Webster’s membership on the Nominating Committee because of his extensive knowledge of the Company and the oil and gas industry and because he is a major shareholder of the Company.

The Board of Directors has an Audit Committee, which currently consists of Messrs. Parker (chairman), Carter and Ramsey. The Audit Committee held nine meetings during 2005. The Audit Committee has direct responsibility for the appointment, retention, compensation and oversight of the independent registered public accounting firm for the purpose of preparing the Company’s annual audit report or performing other audit, review or attest services for the Company. The Audit Committee has sole authority to approve all engagement fees and terms of the independent registered public accounting firm and to establish policies and procedures for preapproval of audit and nonaudit services. The Audit Committee also reviews and discusses the annual audited financial statements with management and the independent registered public accounting firm. A copy of the Audit Committee Charter may be found on the Company’s website at www.carrizo.cc.

The Board has determined that all of the members of the Audit Committee satisfy the independence standards under the Nasdaq Marketplace Rules and Rule 10A-3 of the Securities Exchange Act. In addition, the Board has determined that Mr. Parker is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”). Mr. Parker is a certified public accountant and served as partner in a major accounting firm.

The Board of Directors has a Compensation Committee which currently consists of Messrs. Parker (chairman) and Ramsey. The Compensation Committee held five meetings during 2005. The primary responsibilities of the Compensation Committee are to review and approve the compensation of the CEO and the Company’s other executive officers and oversee and advise the Board on the policies that govern the Company’s compensation programs. The Compensation Committee has been appointed by the Board of Directors to administer the Company’s stock option plans (subject in some cases to action by the full Board). A copy of the Compensation Committee Charter can be found on the Company’s website at www.carrizo.cc. The Board of Directors has determined that Messrs. Parker and Ramsey are independent for purposes of Nasdaq Marketplace Rule 4200(a)(15).

Director Nominations Process

In assessing the qualifications of candidates for director, the Nominating Committee considers, in addition to qualifications set forth in the Company’s bylaws, each potential nominee’s personal and professional integrity, experience, reputation, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of the Company and its shareholders. The Nominating Committee also considers requirements under the listing standards of the Nasdaq Stock Market, Inc. for a majority of independent directors, as well as qualifications applicable to membership on Board committees under the listing standards and various regulations. The Nominating Committee makes recommendations to the Board, which in turn makes the nominations for consideration by the shareholders.

Suggestions for potential nominees for director can come to the Nominating Committee from a number of sources, including incumbent directors, officers, executive search firms and others. The Nominating Committee will consider director candidates recommended by shareholders. The extent to which the Nominating Committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the Committee about the qualifications and suitability of the individual, viewed in light of the needs of the Board, and is at the Committee’s discretion. Recognizing the contribution of incumbent directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole, the Nominating Committee reviews each incumbent director’s qualifications to continue on the Board in connection with the selection of nominees to take office when that director’s term expires, and conducts a more detailed review of each director’s suitability to continue on the Board following expirations of the director’s term.

In addition, the Nominating Committee’s policy is that it will consider candidates for the Board recommended by shareholders. Any such recommendation should include the candidate’s name and qualifications for Board membership and should be submitted in writing to the Secretary, Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002, along with:

• a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

• a statement that the writer is a shareholder of the Company and is proposing a candidate for consideration by the Nominating Committee;

• a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

• the financial and accounting background of the candidate, to enable the Nominating Committee to determine whether the candidate would be suitable for Audit Committee membership; and

• detailed information about any relationship or understanding between the proposing shareholder and the candidate.

Although the Nominating Committee will consider candidates recommended by shareholders, it may determine not to recommend that the Board, or the Board may determine not to, nominate those candidates for election to the Board of Directors.

Shareholder Communication with the Board of Directors

Shareholders may communicate with the Board by submitting their communications in writing, addressed to the Board as a whole or, at the election of the shareholder, to one or more specific directors, c/o Secretary, Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002.

The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. Shareholders who wish to submit a complaint under these procedures should submit the complaint in writing to: F. Gardner Parker, Chairman of the Audit Committee, Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002. The Company also has a confidential hotline by which employees can communicate concerns or complaints regarding these matters.

Director Attendance at Annual Meeting of Shareholders

The Company does not have a policy regarding director attendance at annual meetings of shareholders. Five of the Company’s directors attended the 2005 Annual Meeting of Shareholders.

Code of Conduct

The Company has a Code of Conduct that is applicable to all employees and directors and that satisfies the requirements of Nasdaq Marketplace Rule 4350(n). The Code of Conduct is available on the Company’s website at www.carrizo.cc.

Section 16(a) Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on its review of the copies of such forms received by the Company, and on written representations by the Company’s officers and directors regarding their compliance with the filing requirements, the Company believes that during the fiscal year ended December 31, 2005, all reports required by Section 16(a) to be filed by its directors, officers and greater than 10% beneficial owners were filed on a timely basis, except that Mr. Johnson did not file a Form 4 reporting a grant of stock options on February 28, 2005 on a timely basis.

Compensation of Nonemployee Directors

For the 2005-2006 director term, each director not employed by the Company or any of its subsidiaries (an “Outside Director”) received an annual retainer of $10,000 plus compensation of $2,500 per regular meeting attended ($1,000 if attended via telephone), $1,000 per special meeting attended ($500 if attended via telephone) and $1,000 per committee meeting ($500 if attended via telephone). The additional annual retainers for the Chairmen of the Audit, Compensation and Nominating Committees were $12,500, $6,000 and $2,500, respectively, and for non-chairman members of the Audit and Compensation Committees were $7,500 and $4,000, respectively. Outside Director compensation for the 2006-2007 director term is currently expected to be the same as compensation for the 2005-2006 term.

Directors who are also employees of the Company receive no payments for serving as directors. All directors are reimbursed for travel and lodging expenses of attending meetings.

Under the Incentive Plan, the Chairmen of the Audit, Compensation and Nominating Committees and the nonchairmen members of the Audit, Compensation and Nominating Committees who are deemed by the Committee to be independent for purposes of the rules of the Nasdaq Stock Market may be granted stock options and/or restricted stock at the discretion of the Board of Directors or the Compensation Committee. The vesting terms of any stock options or shares of restricted stock granted to Outside Directors are at the discretion of the Compensation Committee or the Board of Directors. Each stock option granted to an Outside Director (i) has a ten-year term and (ii) has an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Shares of restricted stock granted to Outside Directors in the 2005-2006 director term and the 2006-2007 director term will become fully vested on the first anniversary of the date of grant.

Mr. Webster did not receive the award for the Nominating Committee Chairman. Mr. Webster will not receive the awards mentioned above which he would otherwise be entitled in light of the consulting agreement between the Company and an entity owned by Mr. Webster. The Company does not expect to make any regular grants of stock options or restricted stock to Mr. Webster.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the compensation for the fiscal years ended December 31, 2005, 2004 and 2003 of (1) the Company’s Chief Executive Officer, (2) its four other most highly compensated executive officers serving at December 31, 2005 and (3) one executive officer who left the Company during 2005 (collectively, the “Named Executives”).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
	Year	Salary($)	Bonus($)(1)	Other Annual Compensation ($)(2)	Restricted Stock (3)	Stock Options (#)	All Other Compensation ($)(4)

S.P. Johnson, IV	2005	276,354	214,535	—	9,300	8,333	8,968
President and Chief	2004	257,548	130,046	—	—	8,334	38,605
Executive Officer	2003	241,668	123,796	—	—	50,000	5,515

Paul F. Boling(5)	2005	168,671	112,668	—	4,710	—	5,721
Chief Financial Officer,	2004	157,500	56,421	—	—	25,000	6,315
Vice President, Secretary	2003	68,626	31,382	—	—	20,000	1,249
and Treasurer

J. Bradley Fisher (6)	2005	222,043	175,412	—	5,850	—	22,948
Vice President and	2004	187,425	109,796	—	—	—	40,669
Chief Operating Officer	2003	175,771	72,496	—	—	25,000	10,825

Gregory E. Evans (7)	2005	145,340	89,409	—	1,500	20,000	3,118
Vice President of
Exploration

Jack Bayless (8)	2005	36,458	31,823	—	—	—	—
Vice President of Land

Kendall A. Trahan (9)	2005	105,024	—	—	3,600	—	11,019
	2004	165,567	42,671	—	—	—	27,504
	2003	155,210	32,796	—	—	—	5,269
__________

(1) Consists of bonuses earned with respect to the fiscal years listed. The bonuses for 2005 are expected to be paid in May 2006.

(2) For the fiscal years 2003, 2004 and 2005 the Named Executives did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits which are not shown because the aggregate amount of such compensation, if any, for each Named Executive during each of those fiscal years did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for that Named Executive.

(3) The restricted stock vests in three equal annual installments beginning on the first anniversary of May 23, 2005, the grant date. As of December 31, 2005, the number of shares of restricted stock held by the named executive officers and their market value (based on the common stock’s closing price of $24.70 on December 30, 2005 (the last trading day in 2005 on the Nasdaq National Stock Market)) were as follows:

Name	Shares of Restricted Stock	Market Value
S.P. Johnson IV	9,300	$229,710
Paul F. Boling	4,710	$116,337
J. Bradley Fisher	5,850	$144,495
Gregory E. Evans	1,500	$37,050
Jack Bayless	-	-
Kendall A. Trahan	-	-

(4) For the fiscal year 2005, all other compensation consists of special cash bonuses in lieu of stock options of $15,000 and $7,500 for Messrs. Fisher and Trahan, respectively; contributions of $8,310, $5,079, $6,612, $2,625, $0 and $2,980 by the Company under its 401(k) plan for Messrs. Johnson, Boling, Fisher, Evans, Bayless and Trahan, respectively; life insurance premiums of $658, $641, $657, $493, $0 and $539 for Messrs. Johnson, Boling, Fisher, Evans, Bayless and Trahan, respectively; and overriding royalties of $1,133 for Mr. Fisher. The compensation from overriding royalties awarded to Mr. Fisher arises from a one-time award of an overriding royalty interest on the Pitchfork Ranch A-90 #1 well to Mr. Fisher in 2001. The Company has since adopted a policy that it will not grant any overriding royalty interests to its executive officers.

For the fiscal year 2004, all other compensation consists of special cash bonuses in lieu of stock options of $25,000, $30,000 and $15,500 for Messrs. Johnson, Fisher and Trahan, respectively; contributions of $12,794, $5,559, $8,358 and $11,693 by the Company under its 401(k) plan for Messrs. Johnson, Boling, Fisher and Trahan, respectively; life insurance premiums of $811, $756, $811 and $811 for Messrs. Johnson, Boling, Fisher and Trahan, respectively; and overriding royalties of $1,500 for Mr. Fisher. Due to the low number of shares of Common Stock available for issuance under the Incentive Plan, in the first quarter of 2004, the Compensation Committee recommended and the Board of Directors approved the award of a special cash bonus in lieu of stock options to a number of key employees, including Messrs. Johnson, Fisher and Trahan. Subsequently, because of the availability of additional shares under the Incentive Plan, the Board of Directors gave these employees the option to receive stock options in lieu of a portion of the cash bonus. The special bonuses described above were paid to Messrs. Johnson, Fisher and Trahan over three equal installments on April 15, 2004, August 31, 2004 and February 28, 2005. Mr. Johnson elected to receive stock options in lieu of a portion of his cash bonus and therefore he received $25,000 and options to purchase 16,668 shares of Common Stock.

For the fiscal year 2003, all other compensation consists of contributions of $4,818, $1,125, $4,674, $2,753 and $4,622 by the Company under its 401(k) plan for Messrs. Johnson, Boling, Fisher and Trahan, respectively, life insurance premiums of $697, $124, $595, $688 and $604 for Messrs. Johnson, Boling, Fisher and Trahan, respectively, and overriding royalties of $5,599 for Mr. Fisher. For the fiscal year 2002, all other compensation consists of contributions of $4,088, $3,947 and $4,129 by the Company under its 401(k) plan for Messrs. Johnson, Fisher and Trahan, respectively, life insurance premiums of $648, $533 and $546 for Messrs. Johnson, Fisher and Trahan, respectively, and overriding royalties of $7,368 for Mr. Fisher.

(5) Mr. Boling commenced his employment with the Company in August 2003.

(6) Mr. Fisher became Vice President and Chief Operating Officer in March 2005.

(7) Mr. Evans commenced his employment with the Company in March 2005.

(8) Mr. Bayless commenced his employment with the Company in October 2005.

(9) Mr. Trahan left the Company in July 2005.

Options/SAR Grants in Last Fiscal Year

The following table sets forth information with respect to stock options granted during the fiscal year 2005 to the Named Executives.

Potential Realizable
Values at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options/SARs			Price Appreciation for
	Underlying	Granted to			Option Term(1)(2)
	Options/SARs	Employees in	Exercise Price
Name	Granted	Fiscal Year	($/share)(1)	Expiration Date	5%($)	10%($)

S. P. Johnson IV	8,333	6.5%	15.01	02/28/15	$203,739	$324,421
Paul F. Boling	—	—	—	—	—	—
J. Bradley Fisher	—	—	—	—	—	—
Gregory E. Evans	20,000	15.5%	14.90	03/02/15	$485,411	$772,935
Jack Bayless	—	—	—	—	—	—
Kendall A. Trahan	—	—	—	—	—	—
__________

(1) The exercise price of the options granted is equal to or greater than the market value of the Common Stock on the date of grant.

(2) Potential realizable value of each grant assumes that the market price of the underlying security (based upon the value of the Common Stock on the date of grant) appreciates at annualized rates of 5% and 10% over the term of the award. Actual gains, if any, on stock option exercises are dependent on the future performance of Common Stock and overall market conditions. There can be no assurance that the amounts reflected on this table will be achieved.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth information with respect to the unexercised options to purchase the Common Stock held by the Named Executives at December 31, 2005.

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options at Fiscal
	Shares	Value	Options at Fiscal Year-End		Year-End($)(2)
	Acquired on	Realized
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

S. P. Johnson IV	—	—	225,556	11,112	5,571,233	274,466
Paul F. Boling	—	—	30,000	15,000	741,000	370,500
J. Bradley Fisher	40,000	546,250	30,000	—	741,000	—
Gregory E. Evans	—	—	6,667	13,333	164,675	329,325
Jack Bayless	—	—	—	—	—	—
Kendall A. Trahan	87,295	917,256	—	—	—	—
__________

(1) Value realized is calculated based on the difference between the option exercise price and the closing market price of the Company’s Common Stock on the date of exercise, multiplied by the number of shares underlying the options.

(2) Value of unexercised in-the-money options is calculated based upon the difference between the option price and the closing price of the Company’s Common Stock at fiscal year-end, multiplied by the number of shares underlying the options. The closing price of the Company’s Common Stock, as reported on the Nasdaq Stock Market on December 30, 2005 (the last trading day of 2005), was $24.70.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the last completed fiscal year were Mr. Parker and Mr. Ramsey. There are no matters relating to interlocks or insider participation that we are required to report.

Certain Transactions

Pinnacle Transaction

During the second quarter of 2003, we and Rocky Mountain Gas, Inc. (“RMG”) each contributed our interests in certain natural gas and oil leases in Wyoming and Montana in areas prospective for coalbed methane to a newly formed joint venture, Pinnacle Gas Resources, Inc. In exchange for the contribution of these assets, we and RMG each received 37.5% of the common stock of Pinnacle and options to purchase additional Pinnacle common stock, or on a fully diluted basis, we and RMG each received an ownership interest in Pinnacle of 26.9%. U.S. Energy Corp. and Crested Corp (collectively, “U.S. Energy”) later succeeded to RMG’s interest in Pinnacle. We retained our interests in approximately 145,000 gross acres in the Castle Rock project area in Montana and the Oyster Ridge project area in Wyoming. We no longer have a drilling obligation in connection with the oil and natural gas leases contributed to Pinnacle.

Simultaneously with the contribution of these assets, affiliates and related parties of CSFB Private Equity (the “CSFB Parties”) contributed approximately $17.6 million of cash to Pinnacle in return for redeemable preferred stock of Pinnacle, 25% of Pinnacle’s common stock as of the closing date and warrants to purchase Pinnacle common stock at an exercise price of $100.00 per share, subject to adjustments.

In March 2004, the CSFB parties contributed additional funds of $11.8 million to continue funding the 2004 development program of Pinnacle. In 2005, the CSFB Parties contributed $15.0 million to Pinnacle to finance an acquisition of additional acreage. CCBM and U.S. Energy elected not to participate in the equity contribution. In November 2005, the CSFB Parties and a former Pinnacle employee received 30,000 and 2,000 shares of Pinnacle common stock, respectively, after exercising certain warrants and options.

In April 2006, prior to and in connection with a private placement by Pinnacle of 7,400,000 shares of its common stock, Pinnacle issued 44 new shares of its common stock to each of its stockholders for each existing share in a stock split; Pinnacle redeemed the preferred stock held by the CSFB Parties at 110% of par value; the CSFB Parties exercised all of their warrants on a “cashless” net exercise basis; and we and U.S. Energy exercised our respective options on a “cashless” net exercise basis. On April 11, 2006, after the stock split, the redemption of the preferred stock, the warrant and option exercises and the private placement, we owned 2,459,102 shares of Pinnacle’s common stock, and our ownership of Pinnacle was 9.5% on a fully diluted basis. On such date, U.S. Energy and the CSFB Parties owned 2,459,102 and 7,306,782 shares of Pinnacle’s common stock, respectively, and their ownership of Pinnacle was 9.5% and 28.3% on a fully diluted basis, respectively.

We previously had the right to appoint two members of Pinnacle’s board of directors. We agreed to give up this right in connection with the transactions described above. However, Mr. Johnson and Mr. Parker currently serve on Pinnacle’s board of directors.

Immediately following its formation, Pinnacle acquired an approximate 50% working interest in existing leases and approximately 36,529 gross acres prospective for coalbed methane development in the Powder River Basin of Wyoming from an unaffiliated party for $6.2 million. At the time of the Pinnacle transaction, these wells were producing at a combined gross rate of approximately 2.5 MMcfd, or an estimated 1 MMcfd net to Pinnacle. At the end of 2005 Pinnacle’s production was approximately 17.8 Mmcfe/d gross (6.0 Mmcfe/d net). As of December 31, 2005, Pinnacle owned interests in approximately 418,000 gross acres (272,000 net) in the Powder River Basin.

Our Chairman, Steven A. Webster, serves as Chairman of Global Energy Partners, which through June 30, 2005, was an affiliate of CSFB Private Equity. Mr. Webster now serves as Co-Managing Partner of Avista Capital Partners LP, which is not affiliated with CSFB but which has an affiliate that provides consulting services to an affiliate of CSFB. Mr. Webster has entered into a consulting contract with CSFB Private Equity to assist through 2006 in monitoring certain of its investments, including Pinnacle. Mr. Webster and certain of his Avista associates serve on the board of directors of Pinnacle.

The Company, the CSFB Parties, U.S. Energy, Peter G. Schoonmaker, Gary W. Uhland and Pinnacle also entered into an agreement providing generally for multiple demand registration rights with respect to the Pinnacle common stock in favor of the CSFB Parties, one demand registration right in favor of the Company and U.S. Energy and certain piggyback registration rights for the Company and U.S. Energy subject to the satisfaction of specified conditions.

Certain Matters Regarding Mr. Webster

In December 2001, the Company sold to Mr. Webster a 2% working interest in certain leases in Matagorda County and the right to participate in the Staubach #1 well located within those leases in exchange for $20,000 and the payment by Mr. Webster of a 33% promoted interest for drilling costs through casing point of that well. The terms of this sale were consistent with the terms of sales to other participants in this project.

In November 1999, the Company entered into a month-to-month agreement with San Felipe Resource Company, an entity owned by Mr. Webster, under which Mr. Webster provides consulting services to the Company in exchange for a fee of $9,000 per month, which was increased to $12,000 per month effective April 2003. The Company provides office space for Mr. Webster’s son.

In the first quarter of 2004, due to the low number of shares of Common Stock available for issuance under the Incentive Plan, the Compensation Committee recommended and the Board of Directors approved the award of a special cash bonus in lieu of stock options to Mr. Webster. The special bonus was paid to Mr. Webster in three equal installments of $40,000 on April 15, 2004, August 31, 2004 and February 28, 2005.

Certain Matters Regarding Mr. Carter

On March 3, 2005, the Board of Directors appointed Mr. Carter to the Board of Directors and the Nominating Committee. Mr. Carter and his immediate family members collectively own interests directly and indirectly through entities, which are royalty owners in the Company’s Louisiana Delta Farms #1, Louisiana Delta Farms #2 and King Gas #1. Mr. Carter also serves as an executive officer, general partner or controlling shareholder of these entities (the “Black Stone Entities”) and in some cases he and his family hold substantial interests in these entities. The Black Stone Entities acquired the royalty interests from a third party in June 2004. The Company estimates that, during 2005, (i) the Black Stone Entities collectively earned approximately $213,063 from working interests in which the Company is a partial owner, (ii) approximately $6,500 of the amount received from these working interests was attributable to the ownership of Mr. Carter and his immediate family, and (iii) Mr. Carter’s family members received $562 directly from these working interests. In addition, the Black Stone Entities own royalty interests in the undeveloped Lazarus and Twins Prospects, which the Company may develop in the future.

Employment Agreements

The Company has entered into employment agreements with each executive officer listed below. The following chart shows the annual base salaries that the executive officers listed therein are currently being paid by the Company.

Name and Current Position	Annual Salary

S. P. Johnson IV	$283,500
President and Chief Executive Officer
Paul F. Boling Chief Financial Officer, Vice President, Secretary and Treasurer	$173,250
J. Bradley Fisher Vice President and Chief Operating Officer	$226,800
Gregory E. Evans(1) Vice President of Exploration	$175,000
Jack Bayless(2) Vice President of Land	$175,000

__________

(1) Mr. Evans’ employment with the Company commenced in March 2005.

(2) Mr. Bayless’ employment with the Company commenced in October 2005 and his employment agreement was entered into in January 2006.

Each of the employment agreements of Mr. Johnson and Mr. Fisher has an initial three-year term; provided that at the end of the second year of such initial term and on every day thereafter, the term of each such employment agreement will automatically be extended for one day, such that the remaining term of the agreement shall never be less than one year. The employment agreements for Mr. Boling, Mr. Bayless and Mr. Evans have an initial one year term; provided that at the date of the agreement and on every day thereafter, the term of such employment agreement is automatically extended for one day, such that the remaining term of the agreement shall never be less than one year. Under each agreement, both the Company and the employee may terminate the employee’s employment at any time. Upon termination of employment on account of disability or if employment is terminated by the Company for any reason (except under certain limited circumstances defined as “for cause” in the agreement), or if employment is terminated either (x) for any reason (including by reason of death) during a sixty day period following the elapse of one year after such a change of control (“window period”) or (y) by the employee with good reason (as defined), under the agreements the employee will generally be entitled to (i) an immediate lump sum cash payment equal to 150% for Messrs. Johnson and Fisher and 100% in the case of Mr. Boling, Mr. Bayless and Mr. Evans (375% for Mr. Johnson and 275% for Mr. Fisher, if termination occurs after or in anticipation of a change of control) of his annual base salary that would have been payable for the remainder of the term of the applicable agreement discounted at 6%, (ii) continued participation in all the Company’s welfare benefit plans and continued life insurance and medical benefits coverage, (iii) a pro-rated bonus for the year of termination and (iv) the immediate vesting of any stock options or restricted stock previously granted to such employee and outstanding as of the time immediately prior to the date of his termination, an extension of the period of exercisability of any such awards until the earlier of (A) one year following his date of termination or (B) the date such awards would have lapsed had the employee remained employed for the remaining term, or, in the case of Mr. Johnson, a cash payment in lieu of each outstanding compensatory equity award. If the termination is after or in anticipation of a change of control, the assumed remaining employment period for Mr. Boling, Mr. Bayless and Mr. Evans for purposes of calculating the lump sum described above in subparagraph (i) shall be 18 months. If employment terminates due to death of the employee and other than in a window period, the Company will pay a sum equal to the amount of the employee’s annual base salary for the remaining term of the agreement, reduced by the amount payable under any life insurance policies to the extent that such amounts are attributable to premiums paid by the Company, a prorated annual bonus for the year of death, continued welfare benefits for the employee’s dependents for one year following death and immediate vesting and extension of exercisability of equity awards as described above. The salaries in each of these agreements are subject to periodic review and provide for increases consistent with increases in base salary generally awarded to other executives of the Company. Each agreement entitles the employee to participate in all of the Company’s incentive, savings, retirement and welfare benefit plans in which other executive officers of the Company participate. The agreements each provide for an annual bonus in an amount comparable to the annual bonus of other Company executives, taking into account the individual’s position and responsibilities. In the event of a dispute regarding the employee’s rights upon termination of employment, (a) the parties are required to submit the dispute to arbitration; (b) the Company is only required to pay the employee’s attorneys fees pending a dispute if the termination occurred within two years after a change in control (as defined in the agreement) or, in the case of a termination before a change in control, if the termination was not initiated by the employee (with or without good reason); and (c) the Company is only required to pay the employee severance pending resolution of a dispute in the case of a termination within two years after a change in control. The agreements also provide that the employees will be entitled to a gross-up payment to offset the effect of any excise tax imposed under Section 4999 of the Code in connection with payments contingent on a change of control. Upon a voluntary termination of employment, the employees have agreed to be subject to one-year noncompetition and one-year nonsolicitation covenants.

Mr. Trahan was a party to an employment agreement with terms substantially similar to those for Mr. Johnson and Mr. Fisher. Mr. Trahan has contended that he terminated his employment in 2005 for “good reason” under his employment agreement and was therefore entitled to additional compensation. The Company disputes his contention.  As consideration for certain amendments to their employment agreements in January 2006, which amendments are reflected in the descriptions of the employment agreements above, Mr. Fisher, Mr. Evans, Mr. Boling and Mr. Bayless received awards of 35,000, 25,000, 25,000 and 15,000 shares of restricted stock, respectively. The restricted stock granted to Messrs. Boling, Fisher and Evans vests in full on the date 30 months following the grant date, and the restricted stock granted to Mr. Bayless vests in three equal annual installments beginning on October 15, 2006 (the first anniversary of his employment commencement date), in each case subject to forfeiture upon earlier departure from the Company.

Audit Committee Report

The Audit Committee’s purpose is to assist the Board of Directors in its oversight of the Company’s internal controls and financial statements and the audit process. The Board of Directors, in its business judgment, has determined that the members of the Audit Committee, are “independent,” as required by applicable standards of the Nasdaq Stock Market. The Audit Committee operates pursuant to a written charter adopted by our Board of Directors. A copy of the Audit Committee Charter is available on the Company’s website at www.carrizo.cc.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public account firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent registered public accounting firm are in fact “independent.”

The Audit Committee

F. Gardner Parker
Thomas L. Carter, Jr..
Roger A. Ramsey

Pursuant to SEC Rules, the foregoing Audit Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.

Compensation Committee Report on Executive Compensation

The Company’s executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder returns. The Company’s executive compensation program is intended to provide competitive compensation levels and incentive pay levels that vary based on corporate and individual performance.

There are three basic components to the Company’s current compensation system: base pay; annual incentive compensation in the form of a cash bonus; and long-term equity-based incentive compensation. Each component is addressed in the context of individual and Company performance and competitive conditions. In determining competitive compensation levels, the Company analyzes data that includes information regarding the general oil and natural gas exploration and production industry.

Actual individual awards and changes in remuneration to the individual executives are recommended by the Compensation Committee but approved by the Board of Directors. The Chief Executive Officer works with the Compensation Committee in the design of the plans and makes recommendations to the Committee regarding the salaries and bonuses of Company employees that report directly to him. Grants or awards of stock, including stock options, are individually determined and administered by the Compensation Committee.

Base Pay. Base pay is designed to be competitive with salary levels for comparable executive positions at other oil and natural gas exploration and production companies and the Compensation Committee reviews such comparable salary information as one factor to be considered in determining the base pay for the Company’s executive officers. Other factors the Compensation Committee considers in determining base pay for each of the executive officers are that officer’s responsibilities, experience, leadership, potential future contribution, and demonstrated individual performance. The types and relative importance of specific financial and other business objectives vary among the Company’s executives depending on their positions and the particular operations and functions for which they are responsible. The Compensation Committee also considers the Company’s earnings levels and progress in implementing its business strategy in establishing base salary increases for executives. The employment contracts of the executive officers provide that base pay is to be reviewed at least annually and will be increased at any time and from time to time, and that any increase will be substantially consistent with increases in base salary generally awarded in the ordinary course of business to executives of the Company. In the past, the Company has taken into account positive financial results and drilling success in determining base salaries. Additionally, the Company has engaged an independent compensation consultant to review the Company’s current compensation levels for all employees, including executives. Changes in compensation levels, including base pay for executives, are expected to be made effective in the second quarter of 2006 after the Compensation Committee receives and considers the independent consultant’s compensation report.

Annual Bonus. The annual bonus is determined by the Compensation Committee. The employment agreements with the executive officers contemplate annual bonus awards in an amount comparable to the annual bonus of other Company executives, taking into account the individual’s position and responsibilities. As a result of the Company’s positive financial results and continued drilling success in 2005, each of Messrs. Johnson, Boling, Bayless, Fisher and Evans was awarded a bonus equal to 75%, 50%, 17%, 77% and 50%, respectively, of their annual base pay.  Additionally, Mr. Boling received a $25,000 bonus for his work on the Company’s July 2005 refinancing project.

Special Cash Bonus in lieu of Stock Options. Due to the low number of shares of Common Stock available for issuance under the Incentive Plan, in the first quarter of 2004, the Compensation Committee recommended and the Board of Directors approved the award of a special cash bonus in lieu of stock options to a number of key employees, including the Company’s executive officers. Subsequently, because of the availability of additional shares under the Incentive Plan, the Board of Directors gave these employees the option to receive stock options in lieu of a portion of the cash bonus. The special bonuses were paid to each recipient over three equal installments on April 15, 2004, August 31, 2004 and February 28, 2005. Mr. Fisher did not elect to receive any stock options and received a total cash bonus of $45,000. Mr. Johnson elected to receive stock options in lieu of a portion of his cash bonus and therefore he received $25,000 and options to purchase 16,668 shares of Common Stock.

Long-Term Equity-Based Compensation. In the past, the Company has relied upon stock option awards to provide long-term incentives for executives, although most recently the Compensation Committee has begun to rely upon restricted stock. Prior to the Company’s IPO, the shareholders and the Board of Directors of the Company approved the Company’s Incentive Plan. The objectives of the Incentive Plan are to (i) attract and retain the services of key employees, qualified independent directors and qualified consultants and other independent contractors and (ii) encourage a sense of proprietorship in and stimulate the active interest of those persons in the development and financial success of the Company by making awards designed to provide participants in the Incentive Plan with proprietary interest in the growth and performance of the Company. Long-term equity-based compensation is tied to shareholder return.

Under the Company’s Incentive Plan, long-term incentive compensation includes stock options, which generally have a ten-year term and vest on a schedule determined by the Compensation Committee or the Board of Directors. The exercise price of stock options granted is equal to or greater than the fair market value of the Common Stock on the date of grant; accordingly, executives receiving stock options are rewarded only if the market price of the Common Stock appreciates. Stock options are thus designed to align the interests of the Company’s executives with those of its shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and each shareholder’s return. On March 2, 2005, the Compensation Committee granted options to purchase 20,000 shares of Common Stock to Mr. Evans at an exercise price per share of $14.90. These options have a ten-year term and vest in three annual installments beginning on the first anniversary of the grant date.

Particularly given the significant increase in the Company’s stock price in the past few years, the Compensation Committee believes that the use of restricted stock may be a preferable tool to incentivize executive officers. On January 23, 2006, the Compensation Committee granted 25,000, 35,000, 25,000 and 15,000 shares of restricted stock to Messrs. Boling, Fisher, Evans and Bayless, respectively. The restricted stock granted to Messrs. Boling, Fisher and Evans vests in full on the date 30 months following the grant date, and the restricted stock granted to Mr. Bayless for his initial employment incentive award vests in three equal annual installments beginning on October 15, 2006 (the first anniversary of his employment commencement date), in each case subject to forfeiture upon earlier departure from the Company. The grants to Messrs. Boling, Fisher and Evans were made in exchange for the amendments to the executives’ employment agreements in January 2006. The Compensation Committee retains the flexibility to grant either restricted stock or stock options in the future, depending on various factors, including the price of the Common Stock.

The Company may periodically grant new awards to provide continuing incentive for future performance. In making the decision to grant additional awards, the Compensation Committee would expect to consider factors such as the size of previous grants and the number of awards held. In determining whether to grant executive officers awards under the Plan, the Compensation Committee considers factors, including that executive’s current ownership stake in the Company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those awards would encourage the executive to remain with the Company and the value of the executive’s service to the Company.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits (to $1 million per covered executive) the deductibility for federal income tax purposes of annual compensation paid to a company’s chief executive officer and each of its other four most highly compensated executive officers. The Compensation Committee and the Board of Directors will take deductibility or nondeductibility of compensation into account but have in the past authorized, and will retain the discretion in the future to authorize, the payment of potentially nondeductible amounts.

Compensation of the Chief Executive Officer. The Compensation Committee based the compensation of the Company’s Chief Executive Officer, Mr. Johnson, on the same considerations described above for other executive officers. As a result of the Company’s positive financial results and continued drilling success, in April 2006, the Company awarded Mr. Johnson a bonus of $212,625. Mr. Johnson’s base salary may be changed after the Compensation Committee receives and considers the report of the independent compensation consultant.

Executive compensation is an evolving field. The Compensation Committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the Committee reserves the right to alter its approach in response to changing conditions.

The Compensation Committee

F. Gardner Parker
Roger A. Ramsey

Performance Graph

The following graph presents a comparison of the yearly percentage change in the cumulative total return on the Common Stock over the period from December 31, 2000 to December 31, 2005, with the cumulative total return of the S&P 500 Index and of the American Stock Exchange Natural Resource Industry Index of publicly traded companies over the same period. The graph assumes that $100 was invested on December 31, 2000, in the Common Stock at the closing market price at the beginning of this period and in each of the other two indices and the reinvestment of all dividends, if any.

The graph is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future financial performance.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG CARRIZO OIL & GAS, INC., THE S&P 500 INDEX AND
THE AMERICAN STOCK EXCHANGE NATURAL RESOURCE INDUSTRY INDEX

(PERFORMANCE GRAPH)

	S & P	AMEX	C O & G
12/31/00	100	100	100
12/31/01	87	81	49
12/31/02	67	89	58
12/31/03	84	133	79
12/31/04	92	169	124
12/31/05	95	259	271

Pursuant to SEC Rules, the foregoing Compensation Committee Report and Stock Performance Graph are not deemed “filed” with the SEC and are not incorporated by reference into the Company’s Annual Report on Form 10-K.

Equity Compensation Plans

Information concerning our equity compensation plan at December 31, 2005 is as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, (a)	Weighted-Average Exercise Price of Outstanding Options, (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,025,204	$5.53	338,577

PROPOSAL 2

PROPOSAL TO AMEND INCENTIVE PLAN

At the time of its initial public offering, the Company adopted the Incentive Plan. The objectives of the Incentive Plan are to:

• attract and retain the services of key employees, qualified directors and qualified consultants and other independent contractors; and

• encourage the sense of proprietorship in and stimulate the active interest of those persons in the development and financial success of the Company by making awards (“Awards”) designed to provide participants in the Incentive Plan with proprietary interest in the growth and performance of the Company.

The Company currently has reserved 2,350,000 shares of Common Stock for use in connection with the Incentive Plan. Persons eligible for Awards are (i) employees holding positions of responsibility with the Company and whose performance can have a significant effect on the success of the Company, (ii) nonemployee directors and (iii) certain nonemployee consultants and other independent contractors.

As of April 21, 2006, 1,897,171 options (excluding awards that have been forfeited or otherwise again become available under the Incentive Plan) and 222,285 shares of restricted stock had been granted under the Incentive Plan to 99 current and former employees and directors of the Company. As of April 21, 2006, there were 230,544 shares available for issuance under the Incentive Plan. If the shareholders vote in favor of the proposal set forth herein, an additional 450,000 shares of Common Stock will be available for issuance under the Plan. The proposed increase in the number of authorized shares available under the Plan is equal to approximately 1.8% of the currently outstanding Common Stock. Shares of Common Stock that are the subject of awards under the Incentive Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an award are not issued or are exchanged for awards that do not involve Common Stock, will not count against this limit and may be regranted under the Incentive Plan.

The Company is not proposing any amendment to the terms of the Incentive Plan with respect to the approval of material terms of the performance-based goals under the Incentive Plan. However, Section 162(m) of the Code denies an employer a tax deduction for certain compensation in excess of $1 million paid to “covered employees” of a publicly held corporation unless the compensation is qualified performance-based compensation. The Section 162(m) regulations generally require that shareholders approve the material terms of the performance awards. As more fully discussed below, the performance measures which the Company may use as a basis for performance-based awards are: increased revenue, net income, stock price, market share, earnings per share, return on equity or assets or decrease in costs. As part of this proposal, shareholders are being asked to approve the use of these performance goals for performance awards under the Plan so as to allow the Company to structure awards as qualified performance-based compensation exempt from the $1 million annual limit on deductible compensation.

Summary of Incentive Plan

The Compensation Committee administers the Incentive Plan with respect to Awards to non-employee directors, employees and independent contractors and has broad power to take actions thereunder, to interpret the Incentive Plan and to adopt rules, regulations and guidelines for carrying out its purposes. The Compensation Committee may, in its discretion, among other things, extend or accelerate the exercisability of, accelerate the vesting of or eliminate or make less restrictive any restrictions contained in any Award, waive any restrictions or other provision of the Incentive Plan or in any Award or otherwise amend or modify any Award in any manner that is either (i) not adverse to that participant holding the Award or (ii) consented to by that participant. The Compensation Committee also may delegate to the chief executive officer and other senior officers of the Company its duties under the Incentive Plan. In February 2005, the Compensation Committee delegated authority to the Chief Executive Officer to designate certain eligible participants, including executive officers and directors, to receive options under the Plan and to determine the number of options to be issued to each such designee, subject to certain limitations. Any repricing of stock options granted under the Incentive Plan will require shareholder approval.

The Board of Directors may amend, modify, suspend or terminate the Incentive Plan for the purpose of addressing any changes in legal requirements or for any other lawful purpose, except that (i) no amendment or alteration that would adversely affect the rights of any participant under any Award previously granted to such participant shall be made without the consent of such participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements. The Board of Directors may make certain adjustments in the event of any subdivision, split or consolidation of outstanding shares of Common Stock, any declaration of a stock dividend payable in shares of Common Stock, any recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, any adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends).

Awards to employees and independent contractors may be in the form of (i) rights to purchase a specified number of shares of Common Stock at a specified price not less than that of the fair market value on the date of grant (“Options”), (ii) rights to receive a payment, in cash or Common Stock, equal to the fair market value or other specified value of a number of shares of Common Stock on the rights exercise date over a specified strike price, (iii) grants of restricted or unrestricted Common Stock units denominated in Common Stock, (iv) grants denominated in cash and (v) grants denominated in cash, Common Stock, units denominated in Common Stock or any other property which are made subject to the attainment of one or more performance goals (“Performance Awards”). Subject to certain limitations, the Compensation Committee has the authority to determine the other terms, conditions and limitations of Awards under the Incentive Plan. An Option may be either an incentive stock option (“ISO”) that qualifies, or a nonqualified stock option (“NSO”) that does not qualify, with the requirements of Sections 422 of the Code; provided that independent contractors cannot be awarded ISOs. The Compensation Committee will determine the employees and independent contractors to receive Awards and the terms, conditions and limitations applicable to each such Award, which conditions may, but need not, include continuous service with the Company, achievement of specific business objectives, attainment of specified growth rates, increases in specified indices or other comparable measures of performance.

Section 162(m) of the Code generally limits the deductibility for federal income tax purposes of annual compensation paid to a company’s executive officers to $1 million per covered executive in a taxable year. The Compensation Committee and the Board of Directors may take deductibility and nondeductibility of compensation into account but have in the past authorized, and retain in the future the discretion to authorize, the payment of potentially nondeductible amounts.

To preserve the Company’s ability to deduct the compensation associated with grants and awards made under the Incentive Plan, the plan provides that grants or awards in the form of Options or stock appreciation rights made to an individual employee in any calendar year cannot cover an aggregate of more than 250,000 shares of Common Stock, and the aggregate amount of shares of Common Stock or stock units that may be the subject of Stock Awards in any calendar year may not exceed 50,000 shares. In addition, the maximum cash or other award (other than Options, SARs or stock awards) in respect of any one year period may not exceed $500,000.

The Incentive Plan permits, but does not require, the Compensation Committee to structure any Performance Award made to a named executive officer as performance-based compensation. The particular performance-based objectives that may be imposed in connection with a Performance Award that qualifies as performance-based compensation under Code Section 162(m) are:

•  increased revenue;

•  net income;

•  changes in stock price;

•  market share;

•  earnings per share;

•  return on equity or assets; or

•  decrease in costs.

Performance Awards may include more than one performance goal, and a performance goal may be based on one or more business criteria applicable to the grantee, the Company as a whole or one or more of the Company’s business units.

On the date of his or her first appointment or election to the Board of Directors and on or after each annual award date, a nonemployee director may be granted one or more discretionary Awards of NSOs or shares of restricted stock that are determined by the Compensation Committee or the Board of Directors and the specific terms of the Awards, including the vesting schedule, are at the discretion of the Compensation Committee or the Board of Directors. Each NSO granted to nonemployee directors (i) has a ten-year term and (ii) has an exercise price per share equal to the fair market value of a Common Stock share on the date of grant, unless otherwise provided in the Award. The NSOs automatically vest upon certain change in control events and upon a nonemployee director’s death. If a nonemployee director resigns from the Board without the consent of a majority of the other directors, such director’s NSOs may be exercised only to the extent that they were exercisable on the resignation date.

The Incentive Plan also currently provides for discretionary Awards of stock options and/or shares of restricted stock to the Chairmen of the Audit, Compensation and Nominating Committees and non-chairman members of the Audit, Compensation and Nominating Committees who are deemed “independent” for purposes of Nasdaq rules.

The Compensation Committee and the Board of Directors has flexibility in establishing the specific terms of Awards of stock options and restricted stock granted, including without limitation the vesting schedules for those Awards and the dates the Awards may be granted. Awards of restricted stock granted to executive officers in 2005 vest in three equal annual installments beginning on the first anniversary of the date of grant. Awards of restricted stock granted to directors in 2005 vest in full on the first anniversary of the date of grant or earlier upon a change in control of the Company or the director’s death. Options granted to executive officers in 2005 become exercisable in three equal annual increments beginning on the first anniversary of the date of grant.

As of April 25, 2006, the last reported sales price of Common Stock on the Nasdaq National Market was $30.77.

New Plan Benefits

The allocation of some of the proposed new shares available for issuance under the Incentive Plan is not currently determinable as such allocation depends on future decisions to be made by the Compensation Committee or the Board of Directors in their sole discretion, subject to applicable provisions of the Incentive Plan. The Company expects to award (1) each nonemployee director 1,000 shares of restricted stock; (2) each member of the Audit and Compensation Committees 1,500 and 1,000 additional shares of restricted stock, respectively; and (3) the chairmen of the Audit, Compensation and Nominating Committees 2,500, 1,500 and 1,500 additional shares of restricted stock, respectively. Since Mr. Webster, the current chairman of the Nominating Committee, is not considered an independent director, he will not receive the award of 1,500 shares of restricted stock that the chairman of the Nominating Committee would otherwise receive.Because future Awards are in the discretion of the Board and Compensation Committee, the number of shares subject to future Awards could increase or decrease and the type and terms of future Awards could change as well, all without the need for future shareholder approval.

Federal Income Tax Consequences

The following is a summary of the general rules of present federal income tax law relating to the tax treatment of stock awards, ISOs and NSOs issued under the Incentive Plan. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the particular circumstances of a participant under the Incentive Plan, including those described under “─Deductibility; Excise Taxes.”

Stock Awards and Related Tax Payments

Under the Code, federal income tax consequences with respect to a stock award depend on the facts and circumstances of each stock award and, in particular, the nature of the restrictions imposed with respect to the shares which are the subject of the stock award. In general, if shares which are the subject of the stock award are actually issued to a participant, but are subject to a “substantial risk of forfeiture” (for example, if rights to ownership of the shares are conditioned upon the future performance of substantial services by the participant), a taxable event generally occurs only when the risk of forfeiture lapses. At such time as the substantial risk of forfeiture lapses, the participant will realize ordinary income to the extent of the excess of the fair market value of the shares on the date the risk of forfeiture lapses over the participant’s cost for such shares (if any), and the same amount is then deductible by the Company as compensation expense. If the restrictions with respect to the shares that are the subject of such stock award, by their nature, do not subject the key employee to a “substantial risk of forfeiture” of the shares, then the participant will realize ordinary income with respect to the shares to the extent of the excess at the time of the grant of the fair market value of the shares over the participant’s cost; and the same amount is then deductible by the Company. If no shares are actually issued to the participant at the time the stock award is granted, the participant will generally realize ordinary income at the time the participant receives shares free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the shares at such time over the participant’s cost, if any; and the same amount is then deductible by the Company. The Company’s deductions for compensation paid under the Incentive Plan are in all cases subject to certain applicable tax law limitations.

Options

Some of the options issuable under the Incentive Plan may constitute ISOs within the meaning of Section 422 of the Code, while other options granted under the Incentive Plan may be NSOs. Grants to nonemployee directors are NSOs. The Code provides for tax treatment of stock options qualifying as ISOs that may be more favorable to participants than the tax treatment accorded NSOs. Generally, upon the exercise of an ISO, the optionee will recognize no income for federal income tax purposes. The difference between the exercise price of the ISO and the fair market value of the stock at the time of exercise is an addition to income in determining alternative minimum taxable income and such amount may be sufficient in amount to subject the optionee to the alternative minimum tax. On the sale of shares acquired by exercise of an ISO (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of an NSO, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then-fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the NSO will be treated generally as capital gain or loss. No deduction is available to the Company upon the grant or exercise of an ISO (although a deduction may be available if the participant disposes of the shares so purchased before the applicable holding periods expire), whereas, subject to the limitations discussed below, upon exercise of an NSO, the Company is entitled to a deduction in an amount equal to the income recognized by the participant. Except with respect to death or disability, an optionee has three months after termination of employment in which to exercise an ISO and retain favorable tax treatment at exercise.

Deductibility; Excise Taxes

In general, a federal income tax deduction is allowed to the Company in an amount equal to the ordinary income recognized by a participant with respect to awards under the Incentive Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligation with respect to such income. As discussed above, Section 162(m) of the Code may limit the company’s ability to deduct compensation in excess of $1 million to any named executive officer, unless the excess amounts can meet the requirements for qualified performance-based compensation.

Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Code Section 280G. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and the company is denied a deduction with respect to such excess.

Code Section 409A. Code Section 409A imposes new constraints on nonqualified deferred compensation, and some awards under the Incentive Plan may be subject to these new rules. Failure to comply with the new rules under Section 409A may result in the early taxation of deferred compensation and the imposition of a 20% penalty. The new Section 409A is effective with respect to amounts deferred after December 31, 2004, but may also apply to amounts deferred earlier under arrangements with are materially modified after October 3, 2004. Nothing in the proposed amendment to the Incentive Plan is intended to enlarge or modify those awards granted under the plan prior to December 31, 2004. In IRS Notice 2005-1 and in proposed regulations issued in September 2005, the IRS and Treasury Department have provided interim guidance on transition issues and the meaning of various provisions of new Section 409A and is expected to provide additional guidance later in calendar year 2006. We intend to design awards granted under the Incentive Plan in a manner that will satisfy the requirements of the new Section 409A to avoid the imposition of excise tax thereunder, but anticipate that we may be required to amend the Incentive Plan (and potentially outstanding award agreements) before December 31, 2006, to make changes necessary to comply with future guidance.

Copies of the Amended and Restated Incentive Plan, the First, Second, Third, Fourth, Fifth and Sixth Amendments to the Incentive Plan, and the proposed Seventh Amendment to the Incentive Plan are attached as Appendix A.

Board Recommendation

The Board believes that the amendment of the Incentive Plan and the approval of the performance measures for use in performance-based awards for purposes of Section 162(m) of the Code is in the best interest of the Company and its shareholders. The Board therefore recommends a vote for approval of the amendment, and it is intended that the proxies not marked to the contrary will be so voted. Since the amendment will increase the number of shares available for issuance under the Incentive Plan to all directors and executive officers of the Company, each of the directors and executive officers of the Company has an interest and may benefit from the adoption of the amendment. Approval of the amendment to the Incentive Plan and the approval of the performance measures for use in performance-based awards for purposes of Section 162(m) of the Code will require the affirmative vote of a majority of the shares of Common Stock cast and voted for or against or expressly abstained with respect to the consideration of the amendment. Accordingly, abstentions will have the effect of a vote against the proposal and broker nonvotes will not be included in the tabulation of votes cast on this matter.

PROPOSAL 3

APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C.
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed, and recommends the approval of the appointment of, Pannell Kerr Forster of Texas, P.C. as independent registered public accounting firm for the fiscal year ending December 31, 2006. PKF served as the Company’s independent public registered accounting firm for the fiscal year ended December 31, 2005. Representatives of PKF are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Unless shareholders specify otherwise in the proxy, proxies solicited by the Board of Directors will be voted by the persons named in the proxy at the Annual Meeting to ratify the selection of PKF as the Company’s independent registered public accounting firm for 2006. The affirmative vote of a majority of the votes cast at the Annual Meeting will be required for ratification. Although the appointment of an independent registered public accounting firm is not required to be submitted to a vote of shareholders, the Board of Directors recommended that the appointment be submitted to our shareholders for approval. If our shareholders do not approve the appointment of PKF, the Board of Directors will consider the appointment of another independent registered public accounting firm.

On August 25, 2004, Ernst & Young LLP advised the Company by letter that it had resigned from serving as the independent registered public accounting firm of the Company. Neither the Audit Committee nor the Board of Directors of the Company recommended or approved Ernst & Young’s resignation.

As noted in the Company’s Current Report on Form 8-K filed on August 31, 2004, Ernst & Young’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

(i) Ernst & Young’s audit report on the consolidated financial statements of the Company for the year ended December 31, 2003 contained two separate paragraphs stating, respectively, that “As described in Note 2, the Company revised the reported amount of the after-tax write-down that would have been taken as of December 31, 2001 using prices in effect at that date. We audited the adjustments described in Note 2 that were applied to revise the reported amount of the full cost ceiling test write-down had the Company not utilized the improvements in pricing subsequent to December 31, 2001 and/or the addition of proved oil and natural gas reserves on existing properties subsequent to the end of the period but prior to issuance of financial statements. Our procedures included (a) agreeing the revised tax basis in the full cost ceiling test computation to the Company’s underlying records obtained from management, and (b) testing the mathematical accuracy of the revisions to the full cost ceiling computation. In our opinion such adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements of the Company other than with respect to such adjustments and accordingly, we do not express an opinion or any other form of assurance on the 2001 consolidated financial statements taken as a whole,” and “As discussed in Note 2 to the consolidated financial statements, effective January 1, 2003, the Company changed its method of accounting for asset retirement obligations”; and

(ii) Ernst & Young’s audit report on the consolidated financial statements of the Company for the year ended December 31, 2002 contained a separate paragraph stating that “As discussed above, the consolidated financial statements of the Company as of December 31, 2001 and for the two years then ended were audited by other auditors who have ceased operations. As described in Note 5, the Company revised the reported amounts of certain temporary differences at December 31, 2001. We audited the adjustments described in Note 5 that were applied to revise the reported amounts of temporary differences in the 2001 consolidated financial statements. Our procedures included (a) agreeing the revised temporary differences to the Company’s underlying records obtained from management, and (b) testing the mathematical accuracy of the revisions to the temporary differences. In our opinion, such adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements of the Company other than with respect to such adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2001 consolidated financial statements taken as a whole.”

During the Company’s last two fiscal years and for the period from January 1, 2004 to August 31, 2004, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

None of the “reportable events” described in item 304(a)(l)(v) of Regulations S-K under the Securities Act of 1933, as amended, occurred with respect to the Company within the last two fiscal years or for the period from January 1, 2004 to August 31, 2004.

On September 17, 2004, the Company retained the services of PKF as its new independent registered public accounting firm. The Audit Committee approved PKF’s engagement.

During the fiscal years ended December 31, 2002 and December 31, 2003 and the period from January 1, 2004 to September 17, 2004, neither the Company nor someone on its behalf consulted with PKF regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

PKF billed the Company as set forth in the table below for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and 2005 and for the review of the Company’s quarterly financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarters ended September 20, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 and for work on other SEC filings.  PKF did not provide any non-audit services for the Company during 2004 or 2005. All amounts billed by PKF in 2004 were for work performed subsequent to its engagement on September 23, 2004 and are reflected in the “Fiscal 2004” column below.

Description	Fiscal 2005	Fiscal 2004
Audit Fees	$427,915	$302,574
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Audit Committee Preapproval Policy

The Audit Committee has adopted a policy that all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent registered public accounting firm, (subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulation of the SEC) will be subject to specific pre-approval of the Audit Committee. No non-audit services were performed by PKF pursuant to the de minimis exception in 2005.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of PKF as independent registered public accounting firm for the Company for 2006.

ADDITIONAL INFORMATION

Other Business

As of the date of this proxy statement, the Board of Directors is not informed of any other matters, other than those above, that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

Shareholder Proposals For Next Annual Meeting

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2007 Annual Meeting of Shareholders must be received by the Company no later than January 2, 2007. However, if the date of the 2007 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2006 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-Q or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s Bylaws. The Company’s Bylaws provide generally that shareholders who wish to nominate directors or to bring business before a shareholders’ meeting must notify the Company and provide certain pertinent information at least 80 days before the meeting date (or within ten days after public announcement pursuant to the Bylaws of the meeting date, if the meeting date has not been publicly announced more than 90 days in advance). If the date of the 2007 Annual Meeting of Shareholders is the same as the date of the 2006 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2007 Annual Meeting of Shareholders must notify the Company no later than March 4, 2007.

A copy of the Company’s Bylaws setting forth the requirements for the nomination of director candidates by stockholders and the requirements for proposals by stockholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. A nomination or proposal that does not comply with the above procedures will be disregarded. Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy solicitation material.

Annual Report on Form 10-K

Carrizo will provide to each shareholder, without charge and upon written request, a copy of its Annual Report on Form 10-K for 2005, including the financial statements, schedules and a list of exhibits. Any such written requests should be directed to the Secretary of the Company, at the address indicated on the first page of this proxy statement.

By Order of the Board of Directors

/s/ PAUL F. BOLING
Paul F. Boling
Secretary

Dated: April 27, 2006
Houston, Texas

APPENDIX A

INCENTIVE PLAN
OF
CARRIZO OIL & GAS, INC.

(AS AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 17, 2000. HOWEVER, THE
CHANGES TO THE DEFINITION OF “INDEPENDENT CONTRACTOR” IN SECTION 3
AND TO THE NUMBER OF AUTHORIZED SHARES IN SECTION 5 ARE SUBJECT
TO SHAREHOLDER APPROVAL AT THE 2000 MEETING OF SHAREHOLDERS.)

1. Plan. This Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”) was adopted by Carrizo Oil & Gas, Inc. to reward certain corporate officers and key employees of Carrizo Oil & Gas, Inc. and certain independent consultants by enabling them to acquire shares of common stock of Carrizo Oil & Gas, Inc.

2. Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to attract and retain consultants and other independent contractors, to encourage the sense of proprietorship of such employees, directors and independent contractors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Annual Director Award Date” means, for each year beginning on or after the IPO Closing Date, the first business day of the month next succeeding the date upon which the annual meeting of stockholders of the Company is held in such year.

“Authorized Officer” means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

“Award” means an Employee Award, a Director Award or an Independent Contractor Award.

“Award Agreement” means any Employee Award Agreement, Director Award Agreement or Independent Contractor Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means (i) the Compensation Committee of the Board or (ii) such other committee of the Board as is designated by the Board to administer the Plan or (iii) to the extent contemplated hereby, the Board.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

“Company” means Carrizo Oil & Gas, Inc., a Texas corporation.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of a Director Option.

“Director Award Agreement” means a written agreement between the Company and a Participant who is a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

“Disability” means, with respect to a Nonemployee Director, the inability to perform the duties of a Director for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.

“Dividend Equivalents” means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an Employee of the Company or any of its Subsidiaries and is expected to become such an Employee within the following six months.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated or (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose; provided that, notwithstanding the foregoing, “Fair Market Value” in the case of any Award made in connection with the IPO, means the price per share to the public of the Common Stock in the IPO, as set forth in the final prospectus relating to the IPO.

“Incentive Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Independent Contractor” means a person providing services to the Company or any of its Subsidiaries, including an Employee or Nonemployee Director.

“Independent Contractor Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant who is an Independent Contractor pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

“Independent Contractor Award Agreement” means a written agreement between the Company and a Participant who is an Independent Contractor setting forth the terms, conditions and limitations applicable to an Independent Contractor Award.

“IPO” means the first time a registration statement filed under the Securities Act of 1933 and respecting an underwritten primary offering by the Company of shares of Common Stock is declared effective under that Act and the shares registered by that registration statement are issued and sold by the Company (otherwise than pursuant to the exercise of any over allotment option).

“IPO Closing Date” means the date on which the Company first receives payment for the shares of Common Stock it sells in the IPO.

“Nonemployee Director” has the meaning set forth in paragraph 4(b) hereof.

“Nonqualified Stock Option” means an Option that is not an Incentive Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified price.

“Participant” means an Employee, Director or Independent Contractor to whom an Award has been made under this Plan.

“Performance Award” means an award made pursuant to this Plan to a Participant who is an Employee or Independent Contractor who is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

“Stock Award” means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

4. Eligibility.

(a) Employees. Key Employees eligible for Employee Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.

(b) Directors. Directors eligible for Director Awards under this Plan are those who are not employees of the Company or any of its Subsidiaries (“Nonemployee Directors”).

(c) Independent Contractors. Independent Contractors eligible for Independent Contractor Awards under this Plan are those Independent Contractors providing services to, or who will provide services to, the Company or any of its Subsidiaries.

5. Common Stock Available for Awards. Subject to the provisions of paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of 1,500,000 shares of Common Stock, all of which shall be available for Incentive Options. The number of shares of Common Stock that are the subject of Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6. Administration.

(a) This Plan, as it applies to Participants who are Employees or Independent Contractors but not with respect to Participants who are Nonemployee Directors, shall be administered by the Committee. To the extent required in order for Employee Awards to be exempt from Section 16 of the Exchange Act by virtue of the provisions of Rule 16b-3, (i) the Committee shall consist of at least two members of the Board who meet the requirements of the definition of “non-employee director” set forth in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act or (ii) Awards may be granted by, and the Plan may be administered by, the Board.

(b) Subject to the provisions hereof, insofar as this Plan relates to the Employee Awards or Independent Contractor Awards, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. Insofar as this Plan relates to Employee Awards or Independent Contractor Awards, the Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award or Independent Contractor Award, accelerate the vesting or exercisability of an Employee Award or Independent Contractor Award, eliminate or make less restrictive any restrictions contained in an Employee Award or Independent Contractor Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Independent Contractor Awards) or an Employee Award or Independent Contractor Award or otherwise amend or modify an Employee Award or Independent Contractor Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award or Independent Contractor Award was granted or (ii) consented to by such Participant. The Committee may make an award to an individual who it expects to become an Employee of the Company or any of its Subsidiaries within the next six months, with such award being subject to the individual’s actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award or Independent Contractor Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

7. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

8. Employee and Independent Contractor Awards.

(a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) hereof and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

(i) Stock Option. An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

(ii) Stock Appreciation Right. An Employee Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

(iii) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

(iv) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

(v) Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: increased revenue, net income, stock price, market share, earnings per share, return on equity, return on assets or decrease in costs. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

(b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(i) no Participant may be granted, during any one-year period, Employee Awards consisting of Options or SARs that are exercisable for more than 250,000 shares of Common Stock;

(ii) no Participant may be granted, during any one-year period, Stock Awards covering or relating to more than 50,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

(iii) no Participant may be granted Employee Awards consisting of cash or in any other form permitted under this Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $500,000.

(c) The Committee shall have the sole responsibility and authority to determine the type or types of Independent Contractor Awards to be made under this Plan and may make any such Awards as could be made to an Employee, other than Incentive Options.

9. Director Awards. Each Nonemployee Director of the Company shall be granted Director Awards in accordance with this paragraph 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreement. Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.

(a) Initial Director Options. On the IPO Closing Date, each Nonemployee Director shall be automatically awarded a Director Option on 10,000 shares of Common Stock.

(b) Other Director Options. Effective upon the IPO Closing Date, on the date of his or her first appointment or election to the Board of Directors, a Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 10,000 shares of Common Stock. In addition, on each Annual Director Award Date, each Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 2,500 shares of Common Stock.

(c) Terms. Each Director Option shall have a term of ten years from the date of grant, notwithstanding any earlier termination of the status of the holder as a Nonemployee Director. The purchase price of each share of Common Stock subject to a Director Option shall be equal to the Fair Market Value of the Common Stock on the date of grant. All Director Options shall vest and become exercisable in increments of one-third of the total number of shares of Common Stock that are subject thereto (rounded up to the nearest whole number) on the first and second anniversaries of the date of grant and of all remaining shares of Common Stock that are subject thereto on the third anniversary of the date of grant. All unvested Director Options shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors.

(d) Agreements. Any Award of Director Options shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by the Participant to whom the Director Options are granted and by an Authorized Officer for and on behalf of the Company.

10. Payment of Awards.

(a) General. Payment of Employee Awards or Independent Contractor Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award or Independent Contractor Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b) Deferral. With the approval of the Committee, amounts payable in respect of Employee Awards or Independent Contractor Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Employee Awards or Independent Contractor Awards in accordance with procedures established by the Committee. Any deferred payment of an Employee Award or Independent Contractor Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

(c) Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Employee Award or Independent Contractor Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Employee Awards or Independent Contractor Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

(d) Substitution of Awards. At the discretion of the Committee, a Participant who is an Employee or Independent Contractor may be offered an election to substitute an Employee Award or Independent Contractor Award for another Employee Award or Independent Contractor Award or Employee Awards or Independent Contractor Awards of the same or different type.

11. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock or Director Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Independent Contractors to tender Common Stock or other Employee Awards or Independent Contractor Awards; provided that any Common Stock that is or was the subject of an Employee Award or Independent Contractor Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award or Independent Contractor Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock or Director Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock or Director Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

12. Taxes. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee or Independent Contractor to permit the payment of taxes required by law.

13. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

14. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

15. Adjustments.

(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then, except with respect to the Existing Options, (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair

Market Value and other price determinations for such Awards, (v) the number of shares of Common Stock covered by Director Options automatically granted pursuant to paragraph 9 hereof and (vi) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock covered by Director Options automatically granted pursuant to paragraph 9 hereof and (v) the Stock Based Awards Limitations to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment.

(c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to outstanding Awards or other provisions for the disposition of outstanding Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an outstanding Award or the assumption of an outstanding Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the outstanding Award and, if the transaction is a cash merger, to provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to provide for the acceleration of the vesting and exercisability of an outstanding Award and the cancellation thereof in exchange for such payment as shall be mutually agreeable to the Participant and the Board.

16. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that grants of Awards under this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of such an Award or this Plan be interpreted to give effect to such intention. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

17. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

19. Effectiveness. The Plan as hereby amended and restated shall be effective as of February 17, 2000, except for the change to the definition of “Independent Contractor” and to the number of authorized shares in Section 5, which shall become effective upon shareholder approval at the 2000 Annual Meeting of Shareholders.

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

(As Amended and Restated Effective February 17, 2000)

First Amendment

WHEREAS, Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), maintains the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated effective February 17, 2000 (the “Plan”);

WHEREAS, the Company desires amend the Plan to increase the aggregate number of shares the Company’s common stock available for issuance under the Plan from 1,500,000 shares to 1,850,000 shares;

WHEREAS, the Company’s shareholders approved such increase in the aggregate number of shares of the Company’s common stock available for issuance under the Plan at the Company’s annual shareholder meeting held on May 22, 2002; and

WHEREAS, under Section 13 of the Plan, the Board of Directors of the Company has reserved the right to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended, effective May 22, 2002, to increase the aggregate number of shares of the Company’s common stock available for issuance under the Plan by deleting the number “1,500,000” from Section 5 of the Plan and replacing said number with the number “1,850,000.”

IN WITNESS WHEREOF, The Board of Directors of Carrizo Oil & Gas, Inc. has caused this amendment to be executed by a duly authorized officer of the Company in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 13th day of August, 2002, but effective as of the date specified herein.

CARRIZO OIL & GAS, INC.

By: /s/ FRANK A. WOJTEK

Name: Frank A. Wojtek
Title: V.P. and Chief Financial Officer

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

(As Amended and Restated Effective as of February 17, 2000)

Second Amendment

Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”), to amend the Plan, does hereby add at the end of Section 9 of the Plan, effective as of February 18, 2003, a new subsection (e), to read as follows:

(e) Special Grant of Audit Committee Chairman Options. Effective February 18, the chairman of the audit committee of the Company shall as a one-time grant be granted a Director Option that provides for the purchase of 25,000 shares of Common Stock, has a term of ten years from the date of such grant, notwithstanding any earlier termination of the status of the holder as a Nonemployee Director, and vests and becomes exercisable in increments of one-third of the total number of shares of Common Stock that are subject thereto (rounded up to the nearest whole number) on the first and second anniversaries of the date of grant and of all remaining shares of Common Stock that are subject thereto on the third anniversary of the date of grant and the purchase price of each share of Common Stock subject to such Director Option shall be equal to the Fair Market Value of the Common Stock on the date of grant.

IN WITNESS WHEREOF, this Amendment has been executed effective as of February 18, 2003.

CARRIZO OIL & GAS, INC.

By: /s/ FRANK A. WOJTEK

Frank A. Wojtek
Vice President, Chief Financial
Officer, Secretary and Treasurer

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

Third Amendment

Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”), to amend the Plan, does hereby amend and restate Section 9(b) of the Plan, effective as of May 23, 2003, to read in its entirety as follows:

(b) Other Director Options. On the date of his or her first appointment or election to the Board of Directors, a Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 10,000 shares of Common Stock. In addition, on each Annual Director Award Date:

(i) each Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 2,500 shares of Common Stock;

(ii) each Nonemployee Director that is the chairman of each of the audit and Compensation Committees, in addition to the Director Options granted under Section 9(b)(i), also shall automatically be granted a Director Option that provides for the purchase of an additional 3,000 and 2,000 shares, respectively; and

(iii) the Board or the Committee may, in its discretion, in addition to the Director Options granted under Section 9(b)(i), grant Director Options for the purchase of up to 3,000 shares and up to 2,000 shares, respectively, to non-chairmen members of the audit and Compensation Committees who are deemed by the Committee to be “independent” for purposes of the rules of The Nasdaq Stock Market, Inc.

Grants under Sections 9(b)(ii) and (iii) may be made to the chairman or a member of the audit committee or Compensation Committee, respectively, notwithstanding that the same person may also receive grants under Section 9(b)(ii) or (iii) as a chairman or member of the Compensation Committee or audit committee, respectively.

The Company also does hereby amend and restate Section 19 of the Plan, effective as of May 23, 2003, to read in its entirety as follows:

19. Effectiveness. The Plan was amended and restated effective February 17, 2000 and subsequently amended by a First Amendment effective May 22, 2002, a Second Amendment effective February 18, 2003 and a Third Amendment effective May 23, 2003.

IN WITNESS WHEREOF, this Amendment has been executed effective as of May 23, 2003.

CARRIZO OIL & GAS, INC.

By: /s/ FRANK A. WOJTEK

Frank A. Wojtek
Vice President, Chief Financial
Officer, Secretary and Treasurer

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

Fourth Amendment

Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”), to amend the Plan, does hereby amend the Plan, effective as of May 21, 2004, as follows:

1. The definition of “Annual Director Award Date” in Section 3 of the Plan is hereby amended in its entirety to read as follows:

“‘Annual Director Award Date’ means, for each year, the first business day following the date on which the annual meeting of stockholders of the Company is held in such year.”

2. The definition of “Director Award” in Section 3 of the Plan is hereby amended in its entirety to read as follows:

“‘Director Award’ means the grant of a Director Option or Director Restricted Stock.”

3. Section 3 of the Plan is hereby amended by adding the following definitions to Section 3 of the Plan in their respective alphabetical order:

“‘Change in Control’ is defined in Attachment A.”

“‘Director Restricted Stock” means Restricted Stock granted to Nonemployee Directors pursuant to the applicable terms, conditions and limitations specified in Section 9(f) hereof.”

4. Section 5 of the Plan is hereby amended by replacing the number “1,850,000” with the number “2,350,000.”

5. Subsection 9(b) of the Plan is hereby amended to read in its entirety as follow:

“(b) Other Director Options. On the date of his or her first appointment or election to the Board of Directors, a Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 10,000 shares of Common Stock. In addition, on each Annual Director Award Date:

(i) the Board or the Committee may, in its discretion, grant each Nonemployee Director a Director Option that provides for the purchase of such number of shares of Common Stock as the Board or the Committee may determine in its discretion, subject to the limitation that such awards may not exceed the number of shares of Common Stock then available for award under this Plan;

(ii) each Nonemployee Director that is the chairman of each of the audit, compensation and nominating committees, in addition to the Director Options granted under Section 9(b)(i), also shall automatically be granted a Director Option that provides for, in the case of the chairman of the audit committee, the purchase of an additional 3,000 shares of Common Stock and, in the case of the chairman of each of the compensation or nominating committees, the purchase of an additional 2,000 shares of Common Stock, respectively; and

(iii) the Board or the Committee may, in its discretion, in addition to the Director Options granted under Section 9(b)(i), grant Director Options for the purchase of up to 3,000 shares to each Nonemployee Director who is a non-chairman member of the audit committee and may grant Director Options for the purchase of up to 2,000 shares to each Nonemployee Director who is a non-chairman member of the compensation or nominating committees, provided that each such non- chairman member of the audit, compensation or nominating committees to whom such Director Option is to be granted is deemed by the Committee to be “independent” for purposes of the rules of The Nasdaq Stock Market, Inc.”

6. Section 9 of the Plan is hereby amended by adding to the end thereof a new subsection (f), to read in its entirety as follows:

“(f) Director Restricted Stock.

(i) On each Annual Director Award Date, the Board or the Committee may, in its discretion, grant each Nonemployee Director an Award of Director Restricted Stock for such number of shares of Restricted Stock as the Board or the Committee may determine in its discretion, subject to the limitation that such Awards may not exceed the number of shares of Common Stock then available for award under this Plan.

(ii) Each Award of Director Restricted Stock shall vest in increments of one-third of the total number of shares of Restricted Stock that are subject thereto (rounded up to the nearest whole number) on the first and second anniversaries of the date of grant and of all remaining shares of Restricted Stock that are subject thereto on the third anniversary of the date of grant; provided, however, that upon a Change in Control, all shares of Director Restricted Stock shall immediately vest. All unvested shares of Director Restricted Stock shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors.

(iii) Any Award of Director Restricted Stock shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by the Participant to whom the Director Restricted Stock is granted and by an Authorized Officer for and on behalf of the Company.”

7. The Plan is hereby amended by adding “Attachment A” attached to this Amendment to the end of the Plan as a new “Attachment A” thereto.

IN WITNESS WHEREOF, this Amendment has been executed effective as of May 21, 2004.

CARRIZO OIL & GAS, INC.

By: /s/ Paul F. Boling

Paul F. Boling
Vice President, Chief Financial
Officer, Secretary and Treasurer

ATTACHMENT A

“CHANGE IN CONTROL”

The following definitions apply regarding Change in Control provisions of the foregoing Plan:

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

(a) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(b) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

(c) such Person or any such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner”.

“Change of Control” shall mean any of the following:

(a) any Person (other than an Exempt Person) shall become the Beneficial Owner of 40% or more of the shares of Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied; or

(b) individuals who, as of May 21, 2004, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 21, 2004 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened election contest that is subject to the provisions of Rule 14a-11 under the Exchange Act; or

(c) the Company engages in and completes a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 85% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 40% or more of the Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or

(d) the Company engages in and completes (i) a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii) (A), (B) and (C) of this subsection (d) are satisfied, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 85% of the then outstanding shares of common stock or such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 40% or more of the Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred pursuant to subsections (a), (c) or (d) of this definition as a result of (i) any Person that is currently party to the Shareholders Agreement dated as of December 15, 1999 among the Company, C.B. Capital Investors, L.P. (now J.P. Morgan Partners (23A SBIC), LLC), S.P. Johnson IV, Frank A. Wojtek, Steven A. Webster and Mellon Ventures, L.P., as amended from time to time, or the Shareholders Agreement dated as of February 20, 2002 among the Company, Mellon Ventures, L.P., S.P. Johnson IV, Frank A. Wojtek and Steven A. Webster, as amended from time to time (collectively, the “Shareholders Agreements”), becoming the Beneficial Owner at any time of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company, or (ii) any other Person becoming the Beneficial Owner at any time of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company to the extent caused by the attribution to that other Person of the beneficial ownership of the Common Stock or Voting Stock of a Person who is listed in clause (i) above and is a member of a group with such other Person solely because of a voting agreement, tag-along rights or other rights substantially similar to the rights set forth in the Shareholders Agreements.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exempt Person” shall mean the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock) except upon the occurrence of a contingency, whether such rights exist as of May 21, 2004 or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

“Voting Stock” shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

Fifth Amendment

Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”), to amend the Plan, does hereby amend Section 9 of the Plan, effective as of May 10, 2005, to read in its entirety as follows:

“9. Director Awards. Each Nonemployee Director of the Company shall be granted Director Awards in accordance with this paragraph 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreement. Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.

(a) Director Options. On the date of a Nonemployee Director’s first appointment or election to the Board of Directors and on or after each Annual Director Award Date, the Board or the Committee may, in its discretion, grant such Nonemployee Director one or more Director Options that provides for the purchase of such number of shares of Common Stock as the Board or the Committee may determine in its discretion, subject to the limitation that such Awards may not exceed the number of shares of Common Stock then available for award under this Plan.

Each Director Option shall, unless otherwise provided in the specific Award granted, have a term of ten years from the date of grant, notwithstanding any earlier termination of the status of the holder as a Nonemployee Director. The purchase price of each share of Common Stock subject to a Director Option shall be equal to the Fair Market Value of the Common Stock on the date of grant. Upon a Change in Control, all Director Options shall immediately vest. All Director Options held by a Nonemployee Director shall vest upon such Director’s death. All unvested Director Options shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors.

Any Award of Director Options shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations of the Award, including without limitation those set forth above, and shall be signed by the Participant to whom the Director Options are granted and by an Authorized Officer for and on behalf of the Company. Without limiting the generality of any other provision hereof, Director Options in addition to those provided for in the first paragraph of this subsection may be granted by the Board or the Committee to a Nonemployee Director who serves as chairman or a member of the Audit, Compensation or Nominating committees of the Board; provided that each such non-chairman member of any such committee to whom a Director Option is to be granted is deemed by the Committee to be “independent” for purposes of the rules of The Nasdaq Stock Market, Inc.

(b) Director Restricted Stock. On the date of a Nonemployee Director’s first appointment or election to the Board of Directors and on or after each Annual Director Award Date, the Board or the Committee may, in its discretion, grant such Nonemployee Director one or more Awards of Restricted Stock for such number of shares of Restricted Stock as the Board or the Committee may determine in its discretion, subject to the limitation that such Awards may not exceed the number of shares of Common Stock then available for award under this Plan.

Upon a Change in Control, all shares of Director Restricted Stock shall immediately vest. All unvested Restricted Stock held by a Nonemployee Director shall vest upon such Director’s death. All unvested shares of Director Restricted Stock shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors.

Any Award of Director Restricted Stock shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations of the Award, including without limitation those set forth above, and shall be signed by the Participant to whom the Director Restricted Stock is granted and by an Authorized Officer for and on behalf of the Company. Without limiting the generality of any other provision hereof, Awards of Restricted Stock in addition to those provided for in the first paragraph of this subsection may be granted by the Board or the Committee to a Nonemployee Director who serves as chairman or a member of the Audit, Compensation or Nominating committees of the Board; provided that each such non-chairman member of any such committee to whom an Award of Restricted Stock is to be granted is deemed by the Committee to be “independent” for purposes of the rules of The Nasdaq Stock Market, Inc.”

The Company also does hereby amend and restate the definition of “Director Restricted Stock” in Section 3 of the Plan, effective as of May 10, 2005, to read in its entirety as follows:

““Director Restricted Stock” means Restricted Stock granted to Nonemployee Directors pursuant to Section 9 hereof.”

The Company also does hereby amend and restate Section 19 of the Plan, effective as of May 10, 2005, to read in its entirety as follows:

“19. Effectiveness. The Plan was amended and restated effective February 17, 2000 and subsequently amended by a First Amendment effective May 22, 2002, a Second Amendment effective February 18, 2003, a Third Amendment effective May 23, 2003, a Fourth Amendment effective May 21, 2004 and a Fifth Amendment effective May 10, 2005.”

IN WITNESS WHEREOF, this Amendment has been executed effective as of May 10, 2005.

CARRIZO OIL & GAS, INC.

/s/ Paul F. Boling
Paul F. Boling
Vice President, Chief Financial
Officer, Secretary and Treasurer

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

Sixth Amendment

Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”), to amend the Plan for any purpose permitted by law, does hereby amend the Plan as set forth below.

The first sentence of Section 6(a) is hereby amended in its entirety to read as follows:

“This Plan shall be administered by the Committee.”

Section 6(b) of the Plan is hereby amended in its entirety to read as follows:

“Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant; provided, however, that no Option or Director Option awarded pursuant to this Plan may be repriced without the approval of the shareholders of the Company (except in connection with a change in the Company’s capitalization or as otherwise provided in Section 15 hereof), if the effect would be to reduce the exercise price for the shares underlying such Award. The Committee may make an award to an individual who it expects to become an Employee of the Company or any of its Subsidiaries within the next six months, with such award being subject to the individual's actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.”

IN WITNESS WHEREOF, this Amendment has been executed effective as of August 17, 2005.

CARRIZO OIL & GAS, INC.

/s/ Paul F. Boling__________________________
Paul F. Boling
Vice President, Chief Financial Officer, Secretary and Treasurer

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

Seventh Amendment

Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), having reserved the right under Section 13 of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”), to amend the Plan for any purpose permitted by law, does hereby amend the Plan as set forth below.

The Plan is hereby amended, effective _________, 2006, to increase the aggregate number of shares of the Company’s common stock available for issuance under the Plan by deleting the number “2,350,000” from Section 5 of the Plan and replacing said number with the number “2,800,000.”

IN WITNESS WHEREOF, this Amendment has been executed effective as of ________, 2006.

CARRIZO OIL & GAS, INC.

___________________________________
Paul F. Boling
Vice President, Chief Financial Officer, Secretary and Treasurer

CARRIZO OIL & GAS, INC.

May 23, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints S.P. Johnson IV and Paul F. Boling, jointly and severally, proxies, with full power of substitution and with discretionary authority to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. (the "Company") to be held on Tuesday, May 23, 2006, at the Doubletree Hotel Houston Downtown, Houston, Texas at 9:00 a.m. or at any adjournment thereof, hereby revoking any proxy heretofore given.  This proxy, when properly executed, will be voted in the manner directed herein.  In the absence of specific direction to the contrary, this proxy will be voted for proposals 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforementioned Annual Meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

CARRIZO OIL & GAS, INC.

May 23, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS		NOMINEES:			FOR	AGAINST	ABSTAIN
		☐	S.P. Johnson IV	2. Approval of the Amendment to the
☐	FOR ALL NOMINEES	☐	Steven A. Webster	Incentive Plan and performance goals under
		☐	Thomas L. Carter, Jr.	the Incentive Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY	☐	Paul B. Loyd, Jr.
	FOR ALL NOMINEES	☐	F. Gardner Parker	3. Approval of the Appointment of Pannell
☐	FOR ALL EXCEPT	☐	Roger A. Ramsey	Kerr Forster of Texas, P.C. as the
	(See instructions below)	☐	Frank A. Wojtek	Company’s Independent Registered Public
Accounting Firm for the fiscal year ending
				December 31, 2006.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
"FOR ALL EXCEPT" and fill in the box next to each nominee you				4. With discretionary authority as to such
wish to withhold, as shown here: ☒				other matters as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _________________________________

            Date_________________________________

Signature of Shareholder_________________________________

            Date_________________________________

NOTE:  Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.